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                             MMA PRAXIS MUTUAL FUNDS

                       SUPPLEMENT DATED SEPTEMBER 18, 2002
                         TO PROSPECTUS DATED MAY 1, 2002

                            INTERMEDIATE INCOME FUND
                                 CORE STOCK FUND
                               INTERNATIONAL FUND
                                VALUE INDEX FUND

         Effective September 18, 2002, the following information updates certain information for the Value Index Fund.

The Fund's investment objective on page 22 under the heading "Investment objective" is replaced, in its entirety, with the following:

         The Value Index Fund seeks capital appreciation through a portfolio of stocks intended to parallel the investment performance of the U.S. large cap value equities market, while incorporating socially responsible investing criteria.

The explanation of the Value Index construction on page 22 under the heading "Value Index Construction" is replaced, in its entirety, with the following:

         The MMA Value Index is constructed using those companies in the MMA social universe with a price/book ratio less than the median (by index weight) price/book ratio of the U.S. large cap market and with a market capitalization above the 85th percentile market capitalization of the U.S. equity market.

         The weights of the companies in the MMA Value Index are based on the relative market capitalization of the companies. In order to eliminate the overlap in holdings with MMA's internal growth index, an additional adjustment is made to the weights. For stocks in the MMA Value Index whose characteristics also place them in the growth index, their weight in the MMA Value Index will be proportional according to their relative value and growth characteristics. The resulting MMA Value Index will exhibit purer value characteristics than the unadjusted index.

The Fund's investment objective on page 34 under the heading "Investment objectives" is replaced, in its entirety, with the following:

         The primary investment objective of the Value Index Fund is to seek capital appreciation through a portfolio of stocks intended to parallel the investment performance of the U.S. large cap value equities market, while incorporating socially responsible investing criteria.


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The first sentence of the Fund's principal investment strategy on page 34 under the heading "Policies and strategies" is replaced, in its entirety, with the following:

         The Fund employs a passive management strategy designed to track the performance of the MMA Value Index. Under normal circumstances, the Fund will invest at least 80% of its assets in securities that make up the MMA Value Index. The Fund invests primarily in equity securities and utilizes "indexing" techniques to approximate the performance of the MMA Value Index.

         Effective December 15, 2002, a fee of $14 will be imposed on certain shareholder accounts with a balance of less than $2,000. The following information supplements the information on page 43 of the prospectus:

         SMALL ACCOUNT FEE

         To offset the relatively higher costs of servicing smaller accounts, you will be charged a fee at an annual rate of $14 if your account balance for a Fund falls below a minimum level of $2,000, except for UGMA and most individual qualified retirement plan accounts for which the minimum level is $1,000. However, you will not be charged this fee if the aggregate value of all of your MMA Praxis Mutual Fund accounts is at least $10,000. Accounts participating in the automatic investment plan, accounts opened through a financial institution, pension plan accounts administered by a third-party plan administrator, accounts that are exempt from sales charges for new purchases, and brokerage accounts are not subject to this fee. The small account fee will be deducted automatically from your below-minimum Fund account on a quarterly basis and paid to BISYS Fund Services, the Funds' transfer agent. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter.






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